Exhibit 10.3

PREMIER COMMERCIAL BANCORP

2005 RESTRICTED STOCK AWARD PLAN

1.                                      Purpose

The purpose of the Premier Commercial Bancorp 2005 Restricted Stock Award Plan (“Plan”) is to provide rewards for and incentives for high levels of future performance by directors and/or senior officers who contribute to the overall success of Premier Commercial Bancorp and its subsidiaries, through their productive efforts, loyalty and devoted service and to attract and retain non-employee directors by encouraging and enabling the acquisition of a financial interest in the Premier Commercial Bancorp by such directors through the issuance of restricted shares of Common Stock of the Premier Commercial Bancorp, providing such directors a stake in the growth and profitability of the Premier Commercial Bancorp, in order to enable them to represent the viewpoint of other shareholders of the Premier Commercial Bancorp more effectively.

2.                                      Administration

The Plan shall be administered by the Board of Directors (the “Board”). Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Board shall have the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all persons, grantees, subsidiary corporations of Premier Commercial Bancorp and any successors-in-interest to such parties.

3.                                      Participation, Determination of Restrictions Placed on Awards, and Award Grant

Directors and Senior Officers of Premier Commercial Bancorp and Directors and Senior Officers of any of Premier Commercial Bancorp’s significant operating subsidiaries shall be eligible for selection to participate in the Plan. Employees, who are not senior officers, of Premier Commercial Bancorp or any its significant subsidiaries, shall not be eligible to participate in the Plan. From the group of eligible participants, the Board shall select the individuals that will receive the Restricted Stock Awards, the terms and provisions of such Restricted Stock Awards and shall grant the Restricted Stock Awards to such individuals with such terms and provisions.

The Board may grant a Restricted Stock Award with a vesting period up to ten years. The terms and provisions imposed on the Restricted Stock Award may include the achievement of pre-established performance goals and/or continued employment or directorship with Premier Commercial Bancorp or its significant subsidiaries through a specified vesting period. For a Restricted Stock Award with performance goals requirements, the total vesting period of such Restricted Stock Award shall be not less than two years with a vesting rate of not more than 50% per year. For a Restricted Stock Award without performance goal requirements, the vesting period shall be not less than three years with a vesting rate of not more than 35% per year. If a grantee is not able to completely satisfy the terms and provisions of a Restricted Stock Award, the grantee shall forfeit his or her award of the Restricted Stock Award, except as to any separable part of his or her Restricted Stock Award which has fully vested and the terms and provisions of such separable part have been fully satisfied.

The Board shall also determine as part of the terms and provisions of each Restricted Stock Award granted the dividend rights to such Restricted Stock Award. The Board may provide in the Restricted Stock Award Agreement for the immediate payment, waiver, deferral or investment for the benefit of the grantee of dividends paid on the Restricted Stock awarded to the grantee.

All of the terms and provisions determined for each Restricted Stock Award, including the effective date of the grant shall be memorialized in a written Restricted Stock Award Agreement executed between Premier Commercial Bancorp and the grantee. The grant of a Restricted Stock Award to a grantee is contingent on that grantee (i) executing his or her Restricted Stock Award agreement, and (ii) a blank stock power in favor of Premier Commercial Bancorp.

4.                                      Stock Subjection to the Plan

Subject to the adjustments provided in Section 5, the stock to be offered under the plan shall be shares of Premier Commercial Bancorp’s authorized but unissued common stock, and the aggregate number of all shares granted under the Plan shall not exceed 85,000 shares. If any Restricted Stock Award terminates for any reason prior to full vesting by the participant, the portion which remains unvested shall again be available for purposes of this Plan. All stock certificates issued pursuant to a Restricted Stock Award shall remain in the possession of Premier Commercial Bancorp until the terms and provisions of the Restricted Stock Award with respect to such stock certificate have been fully satisfied. The grantee shall have voting rights with respect to an outstanding Restricted Stock Award. Any shares of Premier Commercial Bancorp common stock under a Restricted Stock Award that does not vest or is not delivered because of the failure of the grantee to fully satisfy the terms and provisions of the Restricted Stock Award shall be canceled and terminated.

5.                                      Adjustment Upon Changes in Capitalization

If the outstanding shares of the stock of Premier Commercial Bancorp are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Premier Commercial Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Premier Commercial Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Restricted Stock

Awards may be granted. Any adjustment under this Section shall be made by the Board, whose determination as to what adjustment shall be made, and the extent thereof, shall be final and conclusive. All fractional shares of stock resulting from an adjustment under this Section shall be rounded down.

6.                                      Continuation of Employment or Directorship

Nothing contained herein or any Restricted Stock Award Agreement issued hereunder shall constitute a guarantee or promise of continued employment or directorship or obligate Premier Commercial Bancorp or any subsidiary of Premier Commercial Bancorp to employ a grantee or to nominate or elect a grantee as a director for any period of time; nor shall it interfere in any way with the right of Premier Commercial Bancorp or any subsidiary of Premier Commercial Bancorp to reduce the grantee’s compensation, alter his or her job description or duties or remove or not elect grantee as a director.

7.                                      Nontransferability of Restricted Stock Awards

The Restricted Stock Award granted hereunder shall be nontransferable and nonassignable, and the Restricted Stock Award and stock underlying such Restricted Stock Award may not be pledged or otherwise encumbered or disposed of except as expressly provided herein or in the Restricted Stock Award agreement.

8.                                      Vesting of Restricted Stock Awards

The Restricted Stock Awards shall vest as determined by the Board, and shares payable under vested Restricted Stock Awards shall be delivered to the grantee as soon as possible after vesting and full satisfaction of the other terms and provisions of the grantee’s Restricted Stock Award. Grantees of Restricted Stock Awards shall have such rights as shareholders with respect to the undelivered shares of common stock of Premier Commercial Bancorp granted to them under this Plan as set forth in this Plan and in their Restricted Stock Award agreement.

9.                                      Cessation of Employment or Directorship

If a grantee of a Restricted Stock Award ceases to be an employee or director of Premier Commercial Bancorp or its significant subsidiary for any reason, other that as specified in Section 10, below, the Restricted Stock Award shall be canceled and terminated with respect to any shares payable under the Restricted Stock Award (i) which have not yet vested or (ii) which the terms and provisions of the Restricted Stock Award have not been fully satisfied as of the date of cessation of employment or directorship with Premier Commercial Bancorp or its subsidiary.

10.                               Terminating Events

A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of Premier Commercial Bancorp; (ii) a reorganization, merger or consolidation of Premier Commercial Bancorp with one or more corporations, the result of which (A) Premier Commercial Bancorp is not the surviving corporation, or (B) Premier Commercial Bancorp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50% of the aggregate voting power of all outstanding equity securities of Premier Commercial Bancorp), however a reorganization, merger or consolidation of Premier Commercial Bancorp shall not be deemed to have occurred if the proportionate interest of each of the shareholders of Premier Commercial Bancorp before and after such reorganization, merger or consolidation is substantially the same; (iii) a sale of 50% or more of the assets of Premier Commercial Bancorp on a consolidated basis to another corporation; or (iv) a sale or transfer of the equity securities of Premier Commercial Bancorp representing more than 50% of the aggregate voting power of all outstanding equity securities of Premier Commercial Bancorp to any person or entity, or any group of persons and/or entities acting in concert. When Premier Commercial Bancorp believes that a Terminating Event is likely to succeed to completion (i) it shall deliver to each grantee no less than fifteen (15) days prior to the effective date of the Terminating Event, written notification of the Terminating Event, and (ii) all Restricted Stock Awards granted pursuant to the Plan which are outstanding and were in existence at least six months prior to the effective date of the Termination Event, shall completely vest at a date that is five (5) business days prior to the effective date of such Terminating Event. All Restricted Stock Awards shall terminate at the effective date of the Terminating Event including Restricted Stock Awards which have been outstanding for less than six months from the time of its grant to the expected effective date of the Termination Event.

11.                               Tax Effects and Withholding

It is intended that the Restricted Stock Awards granted pursuant to this Plan be governed by Section 83 of the Internal Revenue Code in connection with the transfer of property to an employee as compensation for the employee’s services. Premier Commercial Bancorp or its significant subsidiary shall make the necessary employer’s withholdings from transfers or payments made to the grantee of a Restricted Stock Award under this Plan for all federal, state, local, city or other taxes as shall be required pursuant to any applicable statute, regulation or rule.

12.                               Amendment and Termination

This Plan may be amended or terminated in whole or in part by the Board of Premier Commercial Bancorp in its sole discretion, but no such action shall adversely affect or alter any right or obligation existing prior to such amendment or termination.

13.                               Effective Date of the Plan

The Plan shall be deemed adopted as of July 20, 2005, and shall be effective immediately.

14.                               Termination

Unless previously terminated by the Board, the Plan shall terminate at the close of business on July 20, 2015. No Restricted Stock Award shall be granted under this Plan thereafter. Such termination shall not affect any Restricted Stock Award granted prior to termination.

15.                               Restricted Stock Award Agreement

Each Restricted Stock Award shall be evidenced by a written Restricted Stock Award Agreement executed by Premier Commercial Bancorp and the grantee. The Restricted Stock Award Agreement shall contain each of the provisions and agreements which are required under this Plan to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with this Plan. The Restricted Stock Award Agreement shall also provide that Premier Commercial Bancorp or its successor be notified of any election by the grantee’s, within five days thereof, under Section 83(b) of the Internal Revenue Code, to include the Restricted Stock Award in the grantee’s gross income.

16.                               Exculpation and Indemnification

To the extent permitted by applicable law in effect from time to time, no member of the Board  shall be liable for any act or omission of any other member of the Board nor for any act or omission on the member’s own part in connection with the administration of this Plan and related acts, except for the member’s own willful misconduct or gross negligence. Premier Commercial Bancorp and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board in any action brought by a third party against such person (whether or not Premier Commercial Bancorp or its subsidiary is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board arising with respect to the Plan or administration thereof or out of membership on the Board, or all or any combination of the preceding; provided, the Board determines in good faith that such member of the Board was acting in good faith, within what such member of the Board reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of Premier Commercial Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board, and the term “person” as used in this Section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

17.                               Agreement and Representations of Grantee

Premier Commercial Bancorp, at its sole discretion, may take all reasonable steps to assure itself against any sale or distribution by the grantee which does not comply with this Plan and/or federal or state securities laws, including the affixing of the following legend on any certificate representing the shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM WITH RESPECT TO THESE SHARES UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE GRANTEE, WHICH OPINION SHALL BE ACCEPTABLE TO COUNSEL FOR PREMIER COMMERCIAL BANCORP, THAT REGISTRATION IS NOT REQUIRED.

In the event that the grantee at any time contemplates the disposition of the stock (whether by sale, exchange, give or other form of transfer), he will first notify Premier Commercial Bancorp of such proposed disposition and will thereafter cooperate with Premier Commercial Bancorp in complying with all applicable requirements of law which, in the opinion of Premier Commercial Bancorp, must be satisfied prior to the making of such disposition. Before consummating such disposition, grantee agrees to provide to Premier Commercial Bancorp an opinion of grantee’s counsel, both of which such opinion and such counsel shall be satisfactory to Premier Commercial Bancorp, that such disposition will not result in a violation of any state or federal securities laws or regulations. Premier Commercial Bancorp agrees to remove any legend affixed to the certificates representing the shares, pursuant to this Section, when all of the restrictions on the transfer of the shares, whether imposed by this Plan or federal or state law, have terminated.

SECRETARY’S CERTIFICATE OF ADOPTION

I, the undersigned, do hereby certify:

1.                                       That I am the duly elected and acting Secretary of Premier Commercial Bancorp; and

2.                                       That the foregoing 2005 Restricted Stock Award Plan was duly adopted by the Board of Directors at a meeting duly called as required by law and convened on the 20th day of July, 2005.

IN WITNESS WHEREOF, I have hereunto, subscribed my name and affixed the seal of Premier Commercial Bancorp this 20th day of July, 2005.

/s/ Viktor R. Uehlinger
Viktor Uehlinger, Secretary

(Seal)

PREMIER COMMERCIAL BANCORP

RESTRICTED STOCK AWARD AGREEMENT

(EXECUTIVE OFFICERS)

THIS RESTRICTED STOCK AWARD AGREEMENT is entered into this      day of August 2005, by and between Premier Commercial Bancorp (“Company”) and                                              (“Grantee”);

WHEREAS, pursuant to the 2005 Premier Commercial Bancorp Restricted Stock Award Plan (the “Plan”), the Board of Directors of the Company has authorized the grant to Grantee a Restricted Stock Award for                shares of the Company’s common stock subject to the full satisfaction of the vesting requirements and other terms and provisions of his or her Restricted Stock Award;

NOW, THEREFORE, it is hereby agreed:

1.                                      Restricted Stock Award

Pursuant to action duly taken by the Board of Directors and pursuant to exemptions under federal and California securities laws, the Company grants to Grantee a Restricted Stock Award (“Award”), upon and subject to the terms and conditions of the Plan, which are incorporated in full herein by this reference, consisting of                       shares of the Company’s common stock on the condition that the Grantee remains in the employ of the Company or its subsidiary corporation for two (2) years and satisfies the additional terms and provisions set forth in Section 3 herein.

2.                                      Vesting

The Award shall vest totally after two (2) years from the date of the grant, provided that the terms and provisions set forth in Section 3 are also satisfied. In addition                      shares shall vest on the first anniversary of the grant date and                      shares shall vest on the second anniversary of the grant date, provided that all of the terms and provisions set forth in Section 3 herein have been fully satisfied  with respect to each partial Award at the respective

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vesting dates. In the event that the terms and provisions set forth in Section 3 herein have not been fully satisfied with respect to each partial Award at the respective vesting date, then the partial Award shall be extended for another year. However, no partial Award shall vest after the fifth anniversary of the grant date. No part of the Award shall vest earlier than as aforementioned, except as provided in Section 10 of the Plan. The Award shall be nontransferable. Grantee shall have no rights as a shareholder with respect to the Company’s stock represented by the any part of the Award until its complete vesting, full satisfaction of the terms and provisions set forth in Section 3 herein and the delivery of the stock certificates to the Grantee, except for cash dividends which shall be deferred until delivery of the stock certificates. If Grantee ceases to be employed by the Company or its subsidiary for any reason, other that as specified in Section 10 of the Plan the Award shall be canceled and terminated with respect to any shares which have not yet vested or have not yet satisfied the terms and provisions set forth in Section 3 herein as of the date of cessation of employment with the Company or its subsidiary.

3.                                      Other Terms and Provisions of the Restricted Stock Award

No portion of the Award shall vest unless the following terms and conditions have also been fully satisfied. Company, on a consolidated basis, shall have achieved profitable operations for the year immediately prior to the vesting anniversary with the core pretax income of the Company, on a consolidated basis, being at least eighty percent (80%) of the core pretax income approved in such year’s budget by the Board of Directors. Furthermore, the budgeted core pretax income shall not be less than the core pretax income realized by Company, on a consolidated basis for the previous year. Core pretax income shall be defined for this Section 3 as the pretax income for Company, on a consolidated basis, adjusted for any nonrecurring income or expense. The vesting of a partial Award shall also be conditioned upon Company, on a consolidated basis, achieving both the Return on Average Assets and Return on Average Equity guidelines contained in Grantee’s existing employment agreement with Company. The Board of Directors shall have the absolute right to waive the aforementioned conditions for vesting of a partial Award. However, no partial Award shall vest if during the year up to the vesting date if either Company or it’s banking subsidiary shall have been deemed less than satisfactory by the federal banking regulatory agencies in any report of examination or Company or it’s banking subsidiary are operating under any formal or informal enforcement

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action required by a federal banking regulator.

4.                                      Compliance with Federal and State Law

The Company, at its sole discretion, may take all reasonable steps to assure itself against any sale or distribution by Grantee which does not comply with the Plan and/or federal or state securities laws, including the affixing of the following legend on any certificate representing the shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM WITH RESPECT TO THESE SHARES UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE GRANTEE, WHICH OPINION SHALL BE ACCEPTABLE TO COUNSEL FOR HEMET BANCORP, THAT REGISTRATION IS NOT REQUIRED.

In the event that Grantee at any time contemplates the disposition of the stock (whether by sale, exchange, give or other form of transfer), he will first notify the Company of such proposed disposition and will thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition. Before consummating such disposition, grantee agrees to provide to the Company an opinion of grantee’s counsel, both of which such opinion and such counsel shall be satisfactory to the Company, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Company agrees to remove any legend affixed to the certificates representing the shares, pursuant to this Section, when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.

5.                                      Notification of Sale or Transfer of Stock

Grantee agrees that he, or any person acquiring shares covered by this Agreement, will notify the Bank, in writing, of any proposed sale or other disposition of shares covered by this Agreement, not fewer than five (5) days prior to any sale or other disposition of those shares.

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6.                                      Employment

This Agreement shall not obligate the Company or its subsidiary to employ Grantee for any period, nor shall it interfere in any way with the right of the Company or its subsidiary to terminate Grantee or reduce Grantee’s compensation.

7.                                      Taxes

Grantee understands that the Company makes no representation as to the tax effect of the Award Bonus, except that it is intended to qualify as Section 83 property under the Internal Revenue Code. Grantee agrees to seek the advice of counsel or a qualified tax accountant as to the tax effect of the Award. Further, Grantee agrees to notify the Company if he or she elects, within 30 days of the granting, under Section 83(b) of the Internal Revenue Code to include the conditioned stock bonus in the Grantee’s gross income.

8.                                      Notices

Any notice to the Company provided for in this Agreement shall be addressed to the Company, in care of its President, at its main office; and any notice to Grantee shall be addressed to the address of Grantee on file with the Company or its subsidiary; or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if delivered personally, mailed by registered or certified mail (return receipt requested), sent by confirmed overnight courier or telecopied (with electronic confirmation and verbal confirmation for the person to whom such telecopy is addressed), on the date such notice is so delivered, mailed or sent, as the case may be.

9.                                      Amendments, Supplement and Waiver

This Agreement may be amended or supplemented, and compliance with the provisions hereof may be waived only by an instrument in writing signed by the party against which enforcement of such amendment, supplement or waiver of compliance is sought.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PREMIER COMMERCIAL BANCORP

By
Name and Title

GRANTEE

Name

5

IRREVOCABLE STOCK POWER

For valued received, the undersigned hereby sells, assigns and transfers unto Premier Commercial Bancorp, 2400 East Katella Avenue, Suite 125, Anaheim, California 92806                                                                                                 shares of the capital stock represented by the attached Premier Commercial Bancorp common stock certificate, and does hereby irrevocably constitute and appoint                                                             Attorney to transfer the said stock on the books of Premier Commercial Bancorp with full power of substitution in the premises.

Dated

Notice:              The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature

By

PREMIER COMMERCIAL BANCORP

RESTRICTED STOCK AWARD AGREEMENT

(SENIOR OFFICERS)

THIS RESTRICTED STOCK AWARD AGREEMENT is entered into this      day of August 2005, by and between Premier Commercial Bancorp (“Company”) and                                                 (“Grantee”);

WHEREAS, pursuant to the 2005 Premier Commercial Bancorp Restricted Stock Award Plan (the “Plan”), the Board of Directors of the Company has authorized the grant to Grantee a Restricted Stock Award for                     shares of the Company’s common stock subject to the full satisfaction of the vesting requirements and other terms and provisions of his or her Restricted Stock Award;

NOW, THEREFORE, it is hereby agreed:

1.                                      Restricted Stock Award

Pursuant to action duly taken by the Board of Directors and pursuant to exemptions under federal and California securities laws, the Company grants to Grantee a Restricted Stock Award (“Award”), upon and subject to the terms and conditions of the Plan, which are incorporated in full herein by this reference, consisting of                     shares of the Company’s common stock on the condition that the Grantee remains in the employ of the Company or its subsidiary corporation for two (2) years and satisfies the additional terms and provisions set forth in Section 3 herein.

2.                                      Vesting

The Award shall vest totally after two (2) years from the date of the grant, provided that the terms and provisions set forth in Section 3 are also satisfied. In addition                     shares shall vest on the first anniversary of the grant date and                     shares shall vest on the second anniversary of the grant date, provided that all of the terms and provisions set forth in Section 3 herein have been fully satisfied  with respect to each partial Award at the respective vesting dates. In the event that the terms and provisions set forth in Section 3 herein have not been fully satisfied with respect to each partial Award at the respective

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vesting date, then the partial Award shall be extended for another year. However, no partial Award shall vest after the fifth anniversary of the grant date. No part of the Award shall vest earlier than as aforementioned, except as provided in Section 10 of the Plan. The Award shall be nontransferable. Grantee shall have no rights as a shareholder with respect to the Company’s stock represented by the any part of the Award until its complete vesting, full satisfaction of the terms and provisions set forth in Section 3 herein and the delivery of the stock certificates to the Grantee, except for cash dividends which shall be deferred until delivery of the stock certificates. If Grantee ceases to be employed by the Company or its subsidiary for any reason, other that as specified in Section 10 of the Plan the Award shall be canceled and terminated with respect to any shares which have not yet vested or have not yet satisfied the terms and provisions set forth in Section 3 herein as of the date of cessation of employment with the Company or its subsidiary.

3.                                      Other Terms and Provisions of the Restricted Stock Award

No portion of the Award shall vest unless the following terms and conditions have also been fully satisfied. Company, on a consolidated basis, shall have achieved profitable operations for the year immediately prior to the vesting anniversary with the core pretax income of the Company, on a consolidated basis, being at least eighty percent (80%) of the core pretax income approved in such year’s budget by the Board of Directors. Furthermore, the budgeted core pretax income shall not be less than the core pretax income realized by Company, on a consolidated basis for the previous year. Core pretax income shall be defined for this Section 3 as the pretax income for Company, on a consolidated basis, adjusted for any nonrecurring income or expense. The vesting of a partial Award shall also be conditioned upon Bank receiving nothing less than a satisfactory rating for asset quality from either the federal banking regulator or external credit review for the twelve months immediately proceeding the vesting date. (or – “Bank receiving nothing less than a satisfactory rating for Bank Secrecy Act and overall compliance from either the federal banking regulator or external auditor for the twelve months immediately proceeding the vesting date.) The Board of Directors shall have the absolute right to waive the aforementioned conditions for vesting of a partial Award. However, no partial Award shall vest if during the year up to the

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vesting date if either Company or it’s banking subsidiary shall have been deemed less than satisfactory by the federal banking regulatory agencies in any report of examination or Company or it’s banking subsidiary are operating under any formal or informal enforcement action required by a federal banking regulator.

4.                                      Compliance with Federal and State Law

The Company, at its sole discretion, may take all reasonable steps to assure itself against any sale or distribution by Grantee which does not comply with the Plan and/or federal or state securities laws, including the affixing of the following legend on any certificate representing the shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM WITH RESPECT TO THESE SHARES UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE GRANTEE, WHICH OPINION SHALL BE ACCEPTABLE TO COUNSEL FOR HEMET BANCORP, THAT REGISTRATION IS NOT REQUIRED.

In the event that Grantee at any time contemplates the disposition of the stock (whether by sale, exchange, give or other form of transfer), he will first notify the Company of such proposed disposition and will thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition. Before consummating such disposition, grantee agrees to provide to the Company an opinion of grantee’s counsel, both of which such opinion and such counsel shall be satisfactory to the Company, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Company agrees to remove any legend affixed to the certificates representing the shares, pursuant to this Section, when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.

5.                                      Notification of Sale or Transfer of Stock

Grantee agrees that he, or any person acquiring shares covered by this Agreement, will notify the Bank, in writing, of any proposed sale or other disposition of shares covered by this Agreement, not fewer

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than five (5) days prior to any sale or other disposition of those shares.

6.                                      Employment

This Agreement shall not obligate the Company or its subsidiary to employ Grantee for any period, nor shall it interfere in any way with the right of the Company or its subsidiary to terminate Grantee or reduce Grantee’s compensation.

7.                                      Taxes

Grantee understands that the Company makes no representation as to the tax effect of the Award Bonus, except that it is intended to qualify as Section 83 property under the Internal Revenue Code. Grantee agrees to seek the advice of counsel or a qualified tax accountant as to the tax effect of the Award. Further, Grantee agrees to notify the Company if he or she elects, within 30 days of the granting, under Section 83(b) of the Internal Revenue Code to include the conditioned stock bonus in the Grantee’s gross income.

8.                                      Notices

Any notice to the Company provided for in this Agreement shall be addressed to the Company, in care of its President, at its main office; and any notice to Grantee shall be addressed to the address of Grantee on file with the Company or its subsidiary; or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if delivered personally, mailed by registered or certified mail (return receipt requested), sent by confirmed overnight courier or telecopied (with electronic confirmation and verbal confirmation for the person to whom such telecopy is addressed), on the date such notice is so delivered, mailed or sent, as the case may be.

9.                                      Amendments, Supplement and Waiver

This Agreement may be amended or supplemented, and compliance with the provisions hereof may be waived only by an instrument in writing signed by the party against which enforcement of such amendment, supplement or waiver of compliance is sought.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PREMIER COMMERCIAL BANCORP

By
Name and Title

GRANTEE

Name

5

IRREVOCABLE STOCK POWER

For valued received, the undersigned hereby sells, assigns and transfers unto

Premier Commercial Bancorp, 2400 East Katella Avenue, Suite 125, Anaheim, California 92806

                                                                                                                                                                                 shares of the capital stock represented by the attached Premier Commercial Bancorp common stock certificate, and does hereby irrevocably constitute and appoint Kenneth Cosgrove, Attorney to transfer the said stock on the books of Premier Commercial Bancorp with full power of substitution in the premises.

Dated

Notice:               The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature

By

PREMIER COMMERCIAL BANCORP

RESTRICTED STOCK AWARD AGREEMENT

(DIRECTORS)

THIS RESTRICTED STOCK AWARD AGREEMENT is entered into this      day of August 2005, by and between Premier Commercial Bancorp (“Company”) and                                                           (“Grantee”);

WHEREAS, pursuant to the 2005 Premier Commercial Bancorp Restricted Stock Award Plan (the “Plan”), the Board of Directors of the Company has authorized the grant to Grantee a Restricted Stock Award for                  shares of the Company’s common stock subject to the full satisfaction of the vesting requirements and other terms and provisions of his or her Restricted Stock Award.;

NOW, THEREFORE, it is hereby agreed:

1.                                      Restricted Stock Award

Pursuant to action duly taken by the Board of Directors and pursuant to exemptions under federal and California securities laws, the Company grants to Grantee a Restricted Stock Award (“Award”), upon and subject to the terms and conditions of the Plan, which are incorporated in full herein by this reference, consisting of                             shares of the Company’s common stock on the condition that the Grantee remains a director of the Company or its subsidiary corporation for two (2) years and satisfies the additional terms and provisions set forth in Section 3 herein.

2.                                      Vesting

The Award shall vest totally after two (2) years from the date of the grant, provided that the terms and provisions set forth in Section 3 are also satisfied. In addition                        shares shall vest on the first anniversary of the grant date and                   shares shall vest on the second anniversary of the grant date, provided that all of the terms and provisions set forth in Section 3 herein have been fully satisfied with respect to each partial Award at the respective vesting dates. In the event that the terms and provisions set

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forth in Section 3 herein have not been fully satisfied with respect to each partial Award at the respective vesting date, then the partial Award shall be extended for another year. However, no partial Award shall vest after the fifth anniversary of the grant date. No part of the Award shall vest earlier than as aforementioned, except as provided in Section 10 of the Plan. The Award shall be nontransferable. Grantee shall have no rights as a shareholder with respect to the Company’s stock represented by the any part of the Award until its complete vesting, full satisfaction of the terms and provisions set forth in Section 3 herein and the delivery of the stock certificates to the Grantee, except for cash dividends which shall be deferred until delivery of the stock certificates. If Grantee ceases to be a director of the Company or its subsidiary for any reason, other that as specified in Section 10 of the Plan the Award shall be canceled and terminated with respect to any shares which have not yet vested or have not yet satisfied the terms and provisions set forth in Section 3 herein as of the date of cessation of employment with the Company or its subsidiary.

3.                                      Other Terms and Provisions of the Restricted Stock Award

No portion of the Award shall vest unless the following terms and conditions have also been fully satisfied. Company, on a consolidated basis, shall have achieved profitable operations for the year immediately prior to the vesting anniversary with the core pretax income of the Company, on a consolidated basis, being at least eighty percent (80%) of the core pretax income approved in such year’s budget by the Board of Directors. Furthermore, the budgeted core pretax income shall not be less than the core pretax income realized by Company, on a consolidated basis for the previous year. Core pretax income shall be defined for this Section 3 as the pretax income for Company, on a consolidated basis, adjusted for any nonrecurring income or expense. In addition to the aforementioned condition, no partial Award shall vest if during the year up to the vesting date if either Company or it’s banking subsidiary shall have been deemed less than satisfactory by the federal banking regulatory agencies in any report of examination or Company or it’s banking subsidiary are operating under any formal or informal enforcement action required by a federal banking regulator.

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4.                                      Compliance with Federal and State Law

The Company, at its sole discretion, may take all reasonable steps to assure itself against any sale or distribution by Grantee, which does not comply with the Plan and/or federal or state securities laws, including the affixing of the following legend on any certificate representing the shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM WITH RESPECT TO THESE SHARES UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE GRANTEE, WHICH OPINION SHALL BE ACCEPTABLE TO COUNSEL FOR HEMET BANCORP, THAT REGISTRATION IS NOT REQUIRED.

In the event that Grantee at any time contemplates the disposition of the stock (whether by sale, exchange, give or other form of transfer), he will first notify the Company of such proposed disposition and will thereafter cooperate with the Company in complying with all applicable requirements of law which, in the opinion of the Company, must be satisfied prior to the making of such disposition. Before consummating such disposition, grantee agrees to provide to the Company an opinion of grantee’s counsel, both of which such opinion and such counsel shall be satisfactory to the Company, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Company agrees to remove any legend affixed to the certificates representing the shares, pursuant to this Section, when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.

5.                                      Notification of Sale or Transfer of Stock

Grantee agrees that he, or any person acquiring shares covered by this Agreement, will notify the Bank, in writing, of any proposed sale or other disposition of shares covered by this Agreement, not fewer than five (5) days prior to any sale or other disposition of those shares.

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6.                                      Directorship

This Agreement shall not obligate the Company or its subsidiary to retain, nominate or elect Grantee as a director for any period, nor shall it interfere in any way with the right of the Company or its subsidiary to remove Grantee from the Board of Directors or reduce Grantee’s compensation as a director.

7.                                      Taxes

Grantee understands that the Company makes no representation as to the tax effect of the Award Bonus, except that it is intended to qualify as Section 83 property under the Internal Revenue Code. Grantee agrees to seek the advice of counsel or a qualified tax accountant as to the tax effect of the Award. Further, Grantee agrees to notify the Company if he or she elects, within 30 days of the granting, under Section 83(b) of the Internal Revenue Code to include the conditioned stock bonus in the Grantee’s gross income.

8.                                      Notices

Any notice to the Company provided for in this Agreement shall be addressed to the Company, in care of its President, at its main office; and any notice to Grantee shall be addressed to the address of Grantee on file with the Company or its subsidiary; or to such other address as either may designate to the other in writing. Any notice shall be deemed to be duly given if delivered personally, mailed by registered or certified mail (return receipt requested), sent by confirmed overnight courier or telecopied (with electronic confirmation and verbal confirmation for the person to whom such telecopy is addressed), on the date such notice is so delivered, mailed or sent, as the case may be.

9.                                      Amendments, Supplement and Waiver

This Agreement may be amended or supplemented, and compliance with the provisions hereof may be waived only by an instrument in writing signed by the party against which enforcement of such amendment, supplement or waiver of compliance is sought.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PREMIER COMMERCIAL BANCORP

By
Name and Title:	Kenneth Cosgrove, Chairman

GRANTEE

Name

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IRREVOCABLE STOCK POWER

For valued received, the undersigned hereby sells, assigns and transfers unto

Premier Commercial Bancorp, 2400 East Katella Avenue, Suite 125, Anaheim, California 92806

                                                                                                                                                            Shares of the capital stock represented by the attached Premier Commercial Bancorp common stock certificate, and does hereby irrevocably constitute and appoint Kenneth Cosgrove Attorney to transfer the said stock on the books of Premier Commercial Bancorp with full power of substitution in the premises.

Dated

Notice:                                                                            The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature

By

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